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                                                                      EXHIBIT 32

              CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND
            PRINCIPAL FINANCIAL OFFICER PURSUANT TO RULE 13a-14(b) OF
         THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

     In connection with the Annual Report on Form 10-K of Penwest Pharmaceuticals Co. (the "Company") for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jennifer L. Good, President and Chief Operating Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 13, 2006                       /s/ Jennifer L. Good
                                           -------------------------------------
                                           Jennifer L. Good
                                           President and Chief Operating Officer
                                           (principal executive officer and
                                           principal financial officer)